Exhibit 99.2

Exhibit 99.2

MasterCard Incorporated

Fourth-Quarter and Full-Year 2013 Financial Results Conference Call

January 31, 2014

©2014 MasterCard. Proprietary

Business Update

2

Operational Overview

Economic Update

Business Highlights

©2014 MasterCard.

Proprietary

4th Quarter Selected Financial Performance

($ in millions, except per share data)

3

YOY Growth

4Q 13

Non-GAAP As FX

excl. special item* 4Q 12 Reported Adjusted

Net revenue $ 2,126 $ 1,895 12% 11%

Total operating expenses 1,111 996 11% 11%

Operating income 1,015 899 13% 12%

Operating margin 47.7% 47.4% 0.3 ppts 0.2 ppts

Net income $ 684 $ 605 13% 11%

Diluted EPS $ 0.57 $ 0.49 16% 16%

Note: Figures may not sum due to rounding

*	See Appendix for GAAP reconciliations of this special item for the 3 months ended December 31, 2013

©2014 MasterCard.

Proprietary

4th Quarter Gross Dollar Volume (GDV)

($ in billions)

Worldwide

14% Growth

$1,200 $1,104

$988 Rest of World

$1,000 17% Growth

$483

$781

$800 $420 $687

$600 United States $314

7% Growth $265

$400 $301 $324

$568 $621

$200 $155 $169 $421 $466

$147 $155

$0

4Q12 4Q13 4Q12 4Q13 4Q12 4Q13

Credit Debit

Notes: 1. Growth rates are shown in local currency

2. Figures may not sum due to rounding

©2014 MasterCard.

Proprietary

4th Quarter Processed Transactions and Cards

Processed Transactions

13% Growth

12,000

10,000

millions) 8,000

(in

6,000

10,415

9,222

Transactions 4,000

2,000

0

4Q 12 4Q 13

Cards

9% Growth

1,987

2,000 1,824

706

1,500 692

(in millions) 1,000

Cards 1,281

500 1,131

0

4Q 12 4Q 13

MasterCard Cards Maestro Cards

Note: Figures may not sum due to rounding

©2014 MasterCard.

Proprietary

4th Quarter Revenue

($ in millions)

6

4Q 12 4Q 13

$2,126

$2,000 $1,895

$916 $1,001 $901

$1,000 $749 $787

$616

$329 $400

$0

-$1,000 ($753) ($925)

Domestic Cross-Border Transaction Other Rebates and Total Net

Assessments Volume Fees Processing Fees Revenues Incentives Revenue

As-reported +9% +22% +15% +22% +23% +12%

FX-adjusted +9% +20% +14% +20% +23% +11%

Note: Certain prior period amounts have been reclassified to conform to the 2013 presentation. Net revenue is not impacted. Figures may not sum due to rounding

©2014 MasterCard.

Proprietary

4th Quarter Operating Expenses

($ in millions)

7

4Q 12 4Q 13

$1,200 $1,111

$996

$800 $719

$639

$400 $295 $321

$62 $71

$0

General Advertising Depreciation Total

& & & Operating

Administrative Marketing Amortization Expenses

As-reported +12% +9% +15% +11%*

FX-adjusted +12% +8% +15% +11%*

Note: Figures may not sum due to rounding

*	See Appendix for GAAP reconciliations of this special item for the 3 months ended December 31, 2013

©2014 MasterCard.

Proprietary

Thoughts for the Future

8

Business update through January 28

Long-Term Performance Objectives

Thoughts for 2014

Revenue

Operating Expenses

Tax Rate

©2014 MasterCard.

Proprietary

MasterCard

9

Appendix A

GAAP Reconciliation

($ in millions, except per share data)

Three Months Ended Three Months Ended

December 31, 2013 December 31, 2012

Special

Actual Item (a) Non-GAAP Actual

Provision for litigation settlement $ 95 $ (95) $- $ -

Total operating expenses 1,206 (95) 1,111 996

Operating income 920 95 1,015 899

Operating Margin 43.3% 47.7% 47.4%

Income before income taxes 911 95 1,006 894

Income tax expense 288 34 322 289

Effective Tax Rate 31.6% 0.4% 32.0% 32.4%

Net Income 623 61 684 605

Basic Earnings per Share $0.52 $0.05 $0.57 $0.49

Diluted Earnings per Share $0.52 $0.05 $0.57 $0.49

(a) Represents effect of net incremental accrual for U.S. merchant litigations

Note: Figures may not sum due to rounding

©2014 MasterCard.

Proprietary

Appendix A (continued)

GAAP Reconciliation

($ in millions, except per share data)

Twelve Months Ended Twelve Months Ended

December 31, 2013 December 31, 2012

Special Special

Actual Item (a) Non-GAAP Actual Item (a) Non-GAAP

Provision for litigation settlement $95 $(95) $- $ 20 $ (20) $ -

Total operating expenses 3,843 (95) 3,748 3,454 (20) 3,434

Operating income 4,503 95 4,598 3,937 20 3,957

Operating Margin 54.0% 55.1% 53.3% 53.5%

Income before income taxes 4,500 95 4,595 3,933 20 3,953

Income tax expense 1,384 34 1,418 1,174 7 1,181

Effective Tax Rate 30.8% 0.1% 30.9% 29.9% - 29.9%

Net Income 3,116 61 3,177 2,759 13 2,772

Basic Earnings per Share $2.57 $0.05 $2.62 $2.20 $ 0.01 $2.21

Diluted Earnings per Share $2.56 $0.05 $2.61 $2.19 $0.01 $2.20

(a)	Represents effect of net incremental accrual for U.S. merchant litigations

Note: Figures may not sum due to rounding

©2014 MasterCard.

Proprietary

Appendix B

4th Quarter G&A Detail

($ in millions)

Dollar Percent

Three Months Ended Increase Increase

December 31 (Decrease) (Decrease)

2013 vs. 2013 vs.

2013 2012 2012 2012

Personnel $452 $398 $54 13%

Professional fees 89 73 16 23

Data processing and telecommunications 61 54 7 13

Foreign exchange activity 1 7 (6) (83)

Other 116 107 9 8

General and administrative expenses $719 $639 $80 12%

Note: Figures may not sum due to rounding

©2014 MasterCard.

Proprietary

Appendix C

Diluted Earnings Per Share

Pre-split and Post-split reconciliation

2013

Pre-split Q1 Q2 Q3 Q4 YTD

EPS

Incl. Special Items $6.23 $6.96 $7.27 $5.17 $25.64

Excl. Special Items $6.23 $6.96 $7.27 $5.67 $26.14

Growth Rate

Incl. Special Items 16% 25% 18% 6% 17%

Excl. Special Items 16% 23% 18% 17% 19%

2013

Post-split Q1 Q2 Q3 Q4 YTD

EPS

Incl. Special Items $0.62 $0.70 $0.73 $0.52 $2.56

Excl. Special Items $0.62 $0.70 $0.73 $0.57 $2.61

Growth Rate*

Incl. Special Items 15% 27% 18% 6% 17%

Excl. Special Items 15% 23% 18% 16% 19%

2012 Pro Forma

Post-split Q1 Q2 Q3 Q4 YTD

EPS

Incl. Special Items $0.54 $0.55 $0.62 $0.49 $2.19

Excl. Special Items $0.54 $0.57 $0.62 $0.49 $2.20

* Post-split growth rates are calculated using pro forma prior year EPS

©2014 MasterCard.

Proprietary